Exhibit 10.35(ii)

ROCKWELL COLLINS, INC.
APPROVAL OF

AMENDMENT #3
to the
ROCKWELL COLLINS MASTER TRUST-
DEFERRED COMPENSATION AND NON-QUALIFIED
SAVINGS AND NON-QUALIFIED PENSION PLANS
(Amended and Restated as of January 1, 2007)

The undersigned, Laura A. Patterson, Vice President, Global Total Rewards & Labor Strategy, Rockwell Collins, Inc. (the “Company”), for and on behalf of the Company and pursuant to the authority provided to me by the Senior Vice President of Human Resources on September 3, 2014, hereby approves Amendment #3 to the Rockwell Collins Master Trust - Deferred Compensation and Non-Qualified Savings and Non-Qualified Pension Plans (as Amended and Restated effective January 1, 2007) in the form attached hereto.

Dated this 1st day of November, 2018.

Laura A. Patterson
Vice President
Global Total Rewards & Labor Strategy

WELLS FARGO BANK, N.A.
APPROVAL OF

AMENDMENT #3
to the
ROCKWELL COLLINS MASTER TRUST-
DEFERRED COMPENSATION AND NON-QUALIFIED
SAVINGS AND NON-QUALIFIED PENSION PLANS
(Amended and Restated as of October 11, 2007)

The undersigned, Steven J. Gaglione, Vice President of Wells Fargo Bank, N.A (the “Trustee”), for and on behalf of the Trustee and pursuant to the authority provided to me, hereby approves Amendment #3 to the Rockwell Collins Master Trust - Deferred Compensation and Non-Qualified Savings and Non-Qualified Pension Plans (as Amended and Restated effective October 11, 2007) in the form attached hereto.

Dated this 1st day of November, 2018.

Steven J. Gaglione
Vice President

Amendment #3
to the
ROCKWELL COLLINS MASTER TRUST-
DEFERRED COMPENSATION AND NON-QUALIFIED
SAVINGS AND NON-QUALIFIED PENSION PLANS
(Amended and Restated as of October 11, 2007)

WHEREAS, Rockwell Collins, Inc. (the “Company”) currently maintains the Rockwell Collins Master Trust - Deferred Compensation and Non-Qualified Savings and Non-Qualified Pension Plans (as Amended and Restated effective October 11, 2007) (the “Trust”);
WHEREAS, pursuant to Trust Section 12, the Company retains the authority to amend the Trust;
WHEREAS, the Company is being acquired by United Technologies Corporation (“UTC”) (the “Acquisition”) and such Acquisition shall occur upon completion of the required regulatory and other customary closing conditions (“UTC Effective Date”);
WHEREAS, this Amendment #3 shall become effective on the UTC Effective Date;
WHEREAS, this Amendment #3 shall terminate and be of no force or effect if the Acquisition does not close; and
WHEREAS, it is desired to amend the Trust as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, effective as of the UTC Effective Date, the Trust is hereby amended as follows:

1.	All references in the Trust to “Company” shall be replaced with United Technologies Corporation.

2.	The following new Subsection (h) is added to Section 1:

“On the UTC Effective Date, all the transactions contemplated by the Agreement and Plan of Merger between Rockwell Collins, Inc. and United Technologies Corporation, and Riveter Merger Sub Corp., a Delaware Company and a wholly owned subsidiary of UTC, dated September 4, 2017 closed. On that date, the sponsorship of the Rockwell Collins Master Trust - Deferred Compensation and Non-Qualified Savings and Non-Qualified Pension Plans transferred to United Technologies Corporation.”